UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund: BlackRock FundsSM

BlackRock Short Obligations Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2020

Date of reporting period: 07/31/2020

Item 1 – Report to Stockholders

JULY 31, 2020

2020 Annual Report

BlackRock FundsSM

•	BlackRock Short Obligations Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured - May Lose Value - No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first half of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus (or “COVID-19”) became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures, causing a global recession and a sharp fall in equity prices. While markets have since recovered most of these losses as countries around the world adapt to life with the virus, lingering uncertainty about the depth and duration of the pandemic and an uptick in global infection rates tempered optimism late in the reporting period.

Returns for most securities were robust for the first half of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. The subsequent rapid decline in equity prices was followed by a slow recovery, and some economic indicators began to improve. U.S. large-capitalization stocks, which are often considered more resilient than smaller companies during market turbulence, advanced significantly. International equities from developed economies ended the 12-month reporting period with negative performance, while emerging market stocks posted a positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered solid returns, while high-yield corporate returns were more modest due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the outbreak subsides. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	2.42%	11.96%
U.S. small cap equities (Russell 2000® Index)	(7.61)	(4.59)
International equities (MSCI Europe, Australasia, Far East Index)	(7.34)	(1.67)
Emerging market equities (MSCI Emerging Markets Index)	3.08	6.55
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.48	1.46
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	9.92	15.55
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.69	10.12
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.75	4.89
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.62	4.07

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of July 31, 2020	BlackRock Short Obligations Fund

Investment Objective

BlackRock Short Obligations Fund’s (the “Fund”) investment objective is to seek current income consistent with preservation of capital.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2020, the Fund outperformed its benchmark, the ICE BofAML 6-Month U.S. Treasury Bill Index.

What factors influenced performance?

During the period, the Fund’s holdings of investment grade corporate bonds in the financial sector, commercial paper, and investment grade corporate bonds in the industrials sector contributed to Fund performance.

Conversely, in a declining interest rate environment, the lower yields of new security purchases weighed on the Fund’s returns, exposing the portfolio to reinvestment risk. Additionally, the Fund’s credit exposures detracted from performance during March.

Describe recent portfolio activity.

The Fund continued to favor highly liquid and slightly shorter duration securities (i.e., those less sensitive to changes in interest rates) throughout the period given uncertainty related to the economic fallout from the COVID-19 pandemic. At the beginning of April, the portfolio was managed with an elevated liquidity profile as a buffer against volatile flows. As a result of the Fed’s guidance and monetary stimulus, “risk-on” investor sentiment reasserted itself, with a meaningful tightening in credit spreads. The investment adviser found better relative value in longer-dated commercial paper in the six- to nine-month range, as well as in certificates of deposit with maturities of six months and longer due to the steepness of the London Interbank Offered Rate (“LIBOR”) curve. In addition, the Fund kept its floating rate note (“FRN”) allocation relatively stable at approximately 34% of portfolio assets. In the investment adviser’s opinion, FRNs benchmarked to LIBOR continue to be a strong source for carry income (i.e., from low risk, income-generating assets) per unit of duration, and continue to offer attractive yield since the Fed’s recent rate cuts. The Fund’s spread duration closed the period at 0.67 years, while interest rate duration was 0.41 years, both at the higher end.

Describe Fund positioning at period end.

At period end, the Fund was positioned with a long duration relative to the benchmark. The Fund also held attractively valued investment grade credits and short-dated commercial paper.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Corporate Bonds	38%
Commercial Paper	31
Certificates of Deposit	21
Repurchase Agreements	3
Investment Companies	2
Money Market Funds	2
Asset-Backed Securities	1
Municipal Bonds	1
U.S. Government Sponsored Agency Obligations	1
Foreign Government Obligations	—	(a)
Foreign Agency Obligations	—	(a)
Other Assets Less Liabilities	—	(a)

MATURITY BREAKDOWN

Percent of Net Assets
1-7 days	7%
8-14 days	2
15-30 days	3
31-60 days	9
61-90 days	8
91-120 days	5
121-150 days	5
>150 days	61

(a)	Represents less than 1% of the Fund’s net assets.

4	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2020 (continued)	BlackRock Short Obligations Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional, Class K and Investor A Shares do not have a sales charge.
(c)

Under normal market conditions, the Fund will invest in U.S. dollar-denominated investment grade and short-term fixed and floating rate debt securities maturing in three years or less (with certain exceptions) and will maintain a dollar-weighted average maturity of 180 days or less and a dollar-weighted average life of 365 days or less.

(d)

An unmanaged index that tracks 6-Month U.S. Treasury securities. Effective January 1, 2020, the Fund’s benchmark was renamed from ICE BofAML 6-Month U.S. Treasury Bill Index to ICE BofA 6-Month U.S. Treasury Bill Index.

Performance Summary for the Period Ended July 31, 2020

				Average Annual Total Returns (a)
	Standardized 30-Day Yields (b)	Unsubsidized 30-Day Yields (b)	6-Month Total Returns	1 Year	5 Years	Since Inception (c)
Institutional	0.40%	0.31%	0.98%	2.28%	1.77%	1.31%
Investor A	0.18	0.09	0.88	2.08	1.51	1.05
Class K	0.48	0.36	1.03	2.28	1.83	1.38
ICE BofAML 6-Month U.S. Treasury Bill Index	—	—	0.82	1.96	1.44	0.99

(a)	See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.
(b)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
(c)	The Fund commenced operations on November 15, 2012.
Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Institutional Shares performance shown prior to the Institutional Shares inception date of July 9, 2013 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Institutional Shares fees.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. Investor A Shares performance shown prior to the Investor A Shares inception date of March 9, 2018 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Investor A Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on February 1, 2020 and held through July 31, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical (a)
	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period (b)	Beginning Account Value (02/01/20)	Ending Account Value (07/31/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,009.80	$1.45	$1,000.00	$1,023.42	$1.46	0.29%
Investor A	1,000.00	1,008.80	2.45	1,000.00	1,022.43	2.46	0.49
Class K	1,000.00	1,010.30	1.00	1,000.00	1,023.87	1.01	0.20

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

6	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2020	BlackRock Short Obligations Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 1.5%
Carmax Auto Owner Trust, Series 2019-3, Class A2B, (LIBOR USD 1 Month + 0.25%), 0.42%, 12/15/22(a)	USD	2,835	$2,836,133
CarMax Auto Owner Trust:
Series 2019-1, Class A2A, 3.02%, 07/15/22		667	669,791
Series 2020-1, Class A2, 1.87%, 04/17/23		7,870	7,949,587
Series 2020-3, Class A2A, 0.49%, 06/15/23		7,470	7,471,920
Series 2020-3, Class A2B, (LIBOR USD 1 Month + 0.25%), 0.41%, 06/15/23(a)		1,820	1,820,015
Ford Credit Auto Lease Trust, Series 2020-B, Class A2A, 0.50%, 12/15/22		25,670	25,674,913
Ford Credit Auto Owner Trust, Series 2020-B, Class A2, 0.50%, 02/15/23		9,680	9,687,666
Honda Auto Receivables Owner Trust:
Series 2019-1, Class A2, 2.75%, 09/20/21		4,631	4,651,380
Series 2020-2, Class A2, 0.74%, 11/15/22		4,760	4,774,250
USAA Auto Owner Trust, Series 2019-1, Class A2, 2.26%, 02/15/22		4,740	4,757,568

Total Asset-Backed Securities — 1.5% (Cost: $70,164,536)			70,293,223

Corporate Bonds — 37.6%

Aerospace & Defense — 0.5%
Lockheed Martin Corp., 2.50%, 11/23/20		6,361	6,392,268
Raytheon Co., 3.13%, 10/15/20		11,630	11,695,756
Raytheon Technologies Corp., 2.80%, 03/15/22(b)		4,000	4,133,494

			22,221,518

Auto Components — 0.1%
Toyota Industries Corp., 3.11%, 03/12/22(b)		2,559	2,649,134

Automobiles — 1.2%(b)
BMW US Capital LLC:
3.25%, 08/14/20		880	880,714
(LIBOR USD 3 Month + 0.50%), 0.93%, 08/13/21(a)		10,000	9,989,675
2.95%, 04/14/22		9,000	9,384,957
Daimler Finance North America LLC:
2.30%, 02/12/21		2,000	2,016,997
3.00%, 02/22/21		5,000	5,058,874
Hyundai Capital America:
3.00%, 10/30/20		2,255	2,263,614
(LIBOR USD 3 Month + 0.82%), 1.14%, 03/12/21(a)		1,000	996,450
2.38%, 02/10/23		12,340	12,576,403
Nissan Motor Acceptance Corp., (LIBOR USD 3 Month + 0.39%), 0.70%, 09/28/20(a)		750	748,301
Volkswagen Group of America Finance LLC:
3.88%, 11/13/20		7,000	7,064,259
(LIBOR USD 3 Month + 0.86%), 1.16%, 09/24/21(a)		5,215	5,204,135
2.50%, 09/24/21		665	678,039

			56,862,418

Banks — 16.6%
ABN AMRO Bank NV(b):
(LIBOR USD 3 Month + 0.41%), 0.68%, 01/19/21(a)		8,400	8,412,080
2.65%, 01/19/21		21,670	21,893,002
(LIBOR USD 3 Month + 0.57%), 0.94%, 08/27/21(a)		1,000	1,004,424
ANZ New Zealand Int’l Ltd., 2.75%, 01/22/21(b)		10,508	10,630,693
Australia & New Zealand Banking Group Ltd.:
(LIBOR USD 3 Month + 0.32%), 0.77%, 11/09/20(a)(b)		1,500	1,501,088
2.25%, 11/09/20		2,425	2,437,774

Security		Par (000)	Value

Banks (continued)
2.70%, 11/16/20	USD	7,130	$7,180,188
4.88%, 01/12/21(b)		3,000	3,060,708
(LIBOR USD 3 Month + 0.87%), 1.23%, 11/23/21(a)(b)		8,000	8,073,672
2.63%, 05/19/22		1,000	1,040,151
Bank of America Corp.:
2.63%, 10/19/20		4,000	4,019,840
5.88%, 01/05/21		14,050	14,379,059
5.00%, 05/13/21		10,000	10,361,110
(LIBOR USD 3 Month + 0.63%), 2.33%, 10/01/21(a)		18,900	18,958,239
(LIBOR USD 3 Month + 0.37%), 2.74%, 01/23/22(a)		1,817	1,835,546
Bank of Nova Scotia (The):
2.35%, 10/21/20		6,800	6,830,621
2.50%, 01/08/21		1,256	1,268,110
Banque Federative du Credit Mutuel SA(b):
2.75%, 10/15/20		5,270	5,296,729
1.96%, 07/21/21		8,000	8,123,147
Barclays Bank plc, (LIBOR USD 3 Month + 0.30%), 1.75%, 12/14/20(a)		7,000	7,025,245
BNP Paribas SA, 5.00%, 01/15/21		41,996	42,870,382
BNZ International Funding Ltd.(b):
2.75%, 03/02/21		2,085	2,114,014
2.10%, 09/14/21		1,500	1,527,242
2.90%, 02/21/22		5,300	5,488,853
Canadian Imperial Bank of Commerce:
(LIBOR USD 3 Month + 0.31%), 0.61%, 10/05/20(a)		1,000	1,000,652
(LIBOR USD 3 Month + 0.32%), 0.87%, 02/02/21(a)		13,500	13,518,382
2.70%, 02/02/21		2,400	2,428,529
Capital One NA, 2.95%, 07/23/21		5,673	5,782,220
Citibank NA:
2.13%, 10/20/20		3,700	3,709,118
(LIBOR USD 3 Month + 0.35%), 0.78%, 02/12/21(a)		3,550	3,554,661
2.85%, 02/12/21		8,700	8,799,996
(LIBOR USD 3 Month + 0.57%), 0.83%, 07/23/21(a)		1,000	1,003,566
(LIBOR USD 3 Month + 0.53%), 3.16%, 02/19/22(a)		11,443	11,610,683
3.16%, 02/19/22(c)		2,000	2,029,308
(LIBOR USD 3 Month + 0.60%), 2.84%, 05/20/22(a)		4,380	4,461,412
Citigroup, Inc.:
2.70%, 03/30/21		1,000	1,015,506
(SOFR + 0.87%), 0.97%, 11/04/22(a)		5,000	5,001,308
(SOFR + 0.87%), 2.31%, 11/04/22(a)		4,000	4,086,045
Commonwealth Bank of Australia:
2.05%, 09/18/20(b)		15,000	15,033,105
2.40%, 11/02/20		1,900	1,909,625
2.20%, 11/09/20(b)		6,000	6,026,771
2.55%, 03/15/21		6,990	7,080,246
Cooperatieve Rabobank UA:
4.50%, 01/11/21		19,000	19,346,539
2.50%, 01/19/21		5,500	5,556,788
3.13%, 04/26/21		4,800	4,900,614
2.75%, 01/10/22		3,790	3,918,936
DNB Bank ASA(b):
2.38%, 06/02/21		2,439	2,481,239
(LIBOR USD 3 Month + 0.62%), 0.96%, 12/02/22(a)		7,000	7,021,500
2.15%, 12/02/22		13,000	13,500,525
Fifth Third Bank NA:
2.20%, 10/30/20		1,000	1,003,030

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) July 31, 2020	BlackRock Short Obligations Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
1.80%, 01/30/23	USD	6,840	$7,049,330
HSBC Bank USA NA, 4.88%, 08/24/20		1,330	1,333,396
HSBC Holdings plc:
(LIBOR USD 3 Month + 2.24%), 2.56%, 03/08/21(a)		2,500	2,530,027
5.10%, 04/05/21		3,000	3,092,781
2.95%, 05/25/21		11,000	11,227,769
(LIBOR USD 3 Month + 0.65%), 0.97%, 09/11/21(a)		1,500	1,500,838
2.65%, 01/05/22		4,000	4,118,692
JPMorgan Chase & Co., (LIBOR USD 3 Month + 0.61%), 3.51%, 06/18/22(a)		13,500	13,848,443
Lloyds Bank plc:
2.70%, 08/17/20		5,312	5,316,548
6.38%, 01/21/21		3,500	3,597,523
3.30%, 05/07/21		1,000	1,020,653
Mitsubishi UFJ Trust & Banking Corp., 2.65%, 10/19/20(b)		25,225	25,352,127
Mizuho Bank Ltd., 2.70%, 10/20/20(b)		12,100	12,156,424
MUFG Bank Ltd.(b):
2.75%, 09/14/20		12,012	12,042,717
2.85%, 09/08/21		2,000	2,050,584
MUFG Union Bank NA, 3.15%, 04/01/22		3,625	3,779,337
National Australia Bank Ltd.:
2.50%, 01/12/21		1,000	1,009,720
2.63%, 01/14/21		10,837	10,947,065
1.88%, 07/12/21		3,000	3,046,236
3.38%, 09/20/21		2,872	2,967,533
1.88%, 12/13/22		10,830	11,195,766
Nordea Bank Abp(b):
2.50%, 09/17/20		4,000	4,010,800
4.88%, 01/14/21		9,400	9,591,070
1.00%, 06/09/23		4,255	4,326,869
Royal Bank of Canada, 2.15%, 10/26/20		3,000	3,013,620
Santander UK plc:
(LIBOR USD 3 Month + 0.30%), 0.86%, 11/03/20(a)		500	500,256
2.13%, 11/03/20		22,578	22,684,801
3.40%, 06/01/21		9,000	9,224,980
2.10%, 01/13/23		3,560	3,689,789
Skandinaviska Enskilda Banken AB:
(LIBOR USD 3 Month + 0.72%), 1.07%, 12/01/20(a)(b)		3,000	3,006,090
2.63%, 03/15/21		8,655	8,774,640
(LIBOR USD 3 Month + 0.43%), 0.82%, 05/17/21(a)(b)		2,000	2,005,189
3.25%, 05/17/21(b)		1,500	1,532,622
3.05%, 03/25/22(b)		9,275	9,659,635
(LIBOR USD 3 Month + 0.65%), 0.96%, 12/12/22(a)(b)		4,000	4,030,733
2.20%, 12/12/22(b)		4,740	4,925,820
Societe Generale SA(b):
2.63%, 09/16/20		11,205	11,235,688
2.50%, 04/08/21		9,725	9,868,073
5.20%, 04/15/21		1,429	1,477,040
Sumitomo Mitsui Banking Corp.:
2.45%, 10/20/20		2,400	2,410,331
3.20%, 07/18/22		2,500	2,625,026
Svenska Handelsbanken AB:
(LIBOR USD 3 Month + 0.36%), 0.68%, 09/08/20(a)		395	395,162
2.40%, 10/01/20		2,500	2,508,612
2.45%, 03/30/21		2,283	2,315,501
3.35%, 05/24/21		1,190	1,219,489
0.63%, 06/30/23(b)		6,425	6,441,211
Swedbank AB, 1.30%, 06/02/23(b)		10,725	10,915,648

Security		Par (000)	Value

Banks (continued)
Toronto-Dominion Bank (The):
(LIBOR USD 3 Month + 0.43%), 0.74%, 06/11/21(a)	USD	1,500	$1,505,043
3.25%, 06/11/21		10,000	10,254,656
Truist Bank:
(LIBOR USD 3 Month + 0.50%), 3.53%, 10/26/21(a)		8,000	8,058,427
(LIBOR USD 3 Month + 0.50%), 3.58%, 10/26/21(a)		6,000	6,043,821
1.25%, 03/09/23		20,000	20,391,252
Truist Financial Corp.:
2.15%, 02/01/21		9,387	9,455,784
3.95%, 03/22/22		1,243	1,308,673
US Bank NA, (LIBOR USD 3 Month + 0.44%), 0.80%, 05/23/22(a)		6,080	6,102,820
Wells Fargo & Co.:
(LIBOR USD 3 Month + 1.34%), 1.67%, 03/04/21(a)		2,000	2,014,295
2.50%, 03/04/21		3,157	3,196,952
4.60%, 04/01/21		7,000	7,196,904
(LIBOR USD 3 Month + 1.03%), 1.27%, 07/26/21(a)		2,595	2,616,286
2.10%, 07/26/21		2,435	2,476,657
Wells Fargo Bank NA:
(LIBOR USD 3 Month + 0.51%), 0.77%, 10/22/21(a)		1,500	1,505,965
3.63%, 10/22/21		5,000	5,182,591
(LIBOR USD 3 Month + 0.61%), 2.90%, 05/27/22(a)		3,000	3,058,591
(LIBOR USD 3 Month + 0.66%), 0.97%, 09/09/22(a)		20,000	20,094,231
Westpac Banking Corp.:
2.60%, 11/23/20		17,613	17,739,784
2.00%, 08/19/21		7,967	8,107,419
2.00%, 01/13/23		5,345	5,546,308

			774,540,884

Beverages — 0.1%
PepsiCo, Inc., 0.75%, 05/01/23		2,475	2,508,291

Biotechnology — 2.1%
AbbVie, Inc.:
2.30%, 05/14/21		35,106	35,574,171
(LIBOR USD 3 Month + 0.35%), 0.72%, 05/21/21(a)(b)		12,000	12,021,737
2.15%, 11/19/21(b)		15,000	15,315,342
5.00%, 12/15/21(b)		3,000	3,144,561
3.45%, 03/15/22(b)		4,000	4,160,305
Gilead Sciences, Inc., 2.55%, 09/01/20		26,869	26,914,655

			97,130,771

Capital Markets — 4.6%
Credit Suisse AG:
4.38%, 08/05/20		7,000	7,000,770
2.10%, 11/12/21		9,250	9,455,909
(SOFR + 0.45%), 0.55%, 02/04/22(a)		16,000	15,987,921
2.80%, 04/08/22		6,000	6,235,315
1.00%, 05/05/23		5,000	5,058,003
Goldman Sachs Group, Inc. (The):
2.60%, 12/27/20		22,880	23,081,701
2.88%, 02/25/21		13,000	13,157,255
ING Bank NV(b):
2.70%, 08/17/20		3,025	3,027,521
2.75%, 03/22/21		1,330	1,350,620
2.05%, 08/15/21		4,684	4,768,167
Macquarie Bank Ltd.(b):
2.85%, 01/15/21		9,743	9,851,537

8	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Short Obligations Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets (continued)
(LIBOR USD 3 Month + 0.45%), 0.81%, 11/24/21(a)	USD	26,000	$26,078,714
2.10%, 10/17/22		12,850	13,283,911
Morgan Stanley:
(LIBOR USD 3 Month + 1.40%), 1.67%, 04/21/21(a)		2,000	2,016,325
2.50%, 04/21/21		7,000	7,114,685
(SOFR + 0.83%), 0.93%, 06/10/22(a)		10,000	10,017,329
(SOFR + 0.70%), 0.80%, 01/20/23(a)		31,308	31,362,747
UBS AG:
4.88%, 08/04/20		2,400	2,400,000
(LIBOR USD 3 Month + 0.48%), 0.83%, 12/01/20(a)(b)		5,000	5,005,760
2.45%, 12/01/20(b)		16,060	16,143,510

			212,397,700

Chemicals — 0.1%
Air Liquide Finance SA, 1.75%, 09/27/21(b)		3,197	3,242,141

Consumer Finance — 3.7%
American Express Co., 3.00%, 02/22/21		4,267	4,320,616
American Express Credit Corp., 2.25%, 05/05/21		12,408	12,572,366
American Honda Finance Corp.:
3.15%, 01/08/21		1,405	1,420,595
2.65%, 02/12/21		3,000	3,035,729
(LIBOR USD 3 Month + 0.35%), 0.66%, 06/11/21(a)		6,645	6,653,024
2.20%, 06/27/22		10,500	10,884,559
Caterpillar Financial Services Corp.:
(LIBOR USD 3 Month + 0.25%), 0.61%, 08/26/20(a)		5,000	5,001,148
1.85%, 09/04/20		1,352	1,353,818
(LIBOR USD 3 Month + 0.30%), 0.62%, 03/08/21(a)		13,000	13,017,263
(LIBOR USD 3 Month + 0.20%), 0.63%, 11/12/21(a)		10,000	10,003,194
(LIBOR USD 3 Month + 0.22%), 0.50%, 01/06/22(a)		2,145	2,146,422
0.95%, 05/13/22		16,000	16,185,361
(LIBOR USD 3 Month + 0.74%), 1.13%, 05/13/22(a)		5,000	5,043,967
1.95%, 11/18/22		6,645	6,881,937
Harley-Davidson Financial Services, Inc., 2.85%, 01/15/21(b)		2,100	2,109,380
John Deere Capital Corp.:
Series 0014, 2.45%, 09/11/20		785	786,760
0.55%, 07/05/22		15,350	15,408,080
PACCAR Financial Corp., 0.80%, 06/08/23		3,515	3,542,242
Toyota Motor Credit Corp.:
3.05%, 01/08/21		1,220	1,235,361
(LIBOR USD 3 Month + 0.13%), 0.56%, 08/13/21(a)		18,675	18,674,094
(LIBOR USD 3 Month + 0.29%), 0.57%, 10/07/21(a)		22,000	22,021,103
0.45%, 07/22/22		5,410	5,416,340
Volkswagen International Finance NV, 4.00%, 08/12/20(b)		5,632	5,636,393

			173,349,752

Electric Utilities — 1.7%
Duke Energy Corp., 3.55%, 09/15/21		3,000	3,081,730
Duke Energy Florida LLC, Series A, (LIBOR USD 3 Month + 0.25%), 0.61%, 11/26/21(a)		2,000	2,000,739
Florida Power & Light Co., (LIBOR USD 3 Month + 0.38%), 0.64%, 07/28/23(a)		12,550	12,557,334
NextEra Energy Capital Holdings, Inc.:
Series H, 3.34%, 09/01/20		995	997,284

Security		Par (000)	Value

Electric Utilities (continued)
(LIBOR USD 3 Month + 0.45%), 0.76%, 09/28/20(a)	USD	9,356	$9,361,815
(LIBOR USD 3 Month + 0.48%), 1.04%, 05/04/21(a)		36,750	36,832,338
2.40%, 09/01/21		6,070	6,205,794
2.90%, 04/01/22		2,225	2,317,839
Xcel Energy, Inc., 2.40%, 03/15/21		7,238	7,314,664

			80,669,537

Energy Equipment & Services — 0.1%
Schlumberger Finance Canada Ltd.(b):
2.20%, 11/20/20		2,500	2,509,580
2.65%, 11/20/22		3,500	3,635,318

			6,144,898

Entertainment — 0.1%
Walt Disney Co. (The), (LIBOR USD 3 Month + 0.25%), 0.60%, 09/01/21(a)		6,000	5,995,093

Health Care Equipment & Supplies — 0.1%
Baxter International, Inc., 1.70%, 08/15/21		2,845	2,880,042

Health Care Providers & Services — 0.1%
UnitedHealth Group, Inc., 1.95%, 10/15/20		3,557	3,569,067

Insurance — 2.3%(b)
Jackson National Life Global Funding(a):
(LIBOR USD 3 Month + 0.30%), 0.57%, 10/15/20		3,000	3,000,899
(SOFR + 0.60%), 0.69%, 01/06/23		36,000	35,703,924
MassMutual Global Funding II:
2.00%, 04/15/21		9,802	9,922,232
0.85%, 06/09/23		8,472	8,569,669
Met Tower Global Funding, (SOFR + 0.55%), 0.64%, 01/17/23(a)		20,060	19,985,865
Metropolitan Life Global Funding I, (SOFR + 0.57%), 0.67%, 01/13/23(a)		24,390	24,343,044
Suncorp-Metway Ltd.:
(LIBOR USD 3 Month + 0.50%), 0.77%, 10/19/20(a)		1,500	1,500,632
2.38%, 11/09/20		1,970	1,979,779

			105,006,044

IT Services — 0.4%
International Business Machines Corp., (LIBOR USD 3 Month + 0.40%), 0.83%, 05/13/21(a)		17,000	17,055,355

Machinery — 0.0%
Illinois Tool Works, Inc., 3.38%, 09/15/21		2,250	2,308,666

Media — 0.0%
Comcast Corp., (LIBOR USD 3 Month + 0.33%), 0.63%, 10/01/20(a)		1,500	1,500,856

Oil, Gas & Consumable Fuels — 1.3%
BP Capital Markets America, Inc., 4.50%, 10/01/20		7,000	7,046,060
BP Capital Markets plc, (LIBOR USD 3 Month + 0.25%), 0.61%, 11/24/20(a)		22,000	22,010,275
Chevron Corp., 1.14%, 05/11/23		5,135	5,249,198

Enterprise Products Operating LLC:
5.20%, 09/01/20		2,600	2,609,401
2.85%, 04/15/21		9,000	9,134,003
3.50%, 02/01/22		11,000	11,470,030
TransCanada PipeLines Ltd., 3.80%, 10/01/20		3,590	3,608,499

			61,127,466

Pharmaceuticals — 0.7%
Bristol-Myers Squibb Co.:
2.88%, 08/15/20		14,957	14,968,396
2.55%, 05/14/21		8,647	8,795,982

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) July 31, 2020	BlackRock Short Obligations Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
Sanofi, 4.00%, 03/29/21	USD	9,000	$9,220,851

			32,985,229

Road & Rail — 0.1%
Ryder System, Inc.:
2.88%, 09/01/20		1,847	1,847,000
3.50%, 06/01/21		3,799	3,891,788

			5,738,788

Semiconductors & Semiconductor Equipment — 0.4%
Lam Research Corp., 2.80%, 06/15/21		19,373	19,748,878

Software — 0.1%
Oracle Corp., 1.90%, 09/15/21		5,000	5,083,780

Thrifts & Mortgage Finance — 0.7%
BPCE SA:
2.75%, 12/02/21		8,938	9,195,695
(SOFR + 0.44%), 0.54%, 02/17/22(a)(b)		10,000	9,938,198
Nationwide Building Society, 2.00%, 01/27/23(b)		14,515	15,001,758

			34,135,651

Wireless Telecommunication Services — 0.5%
Rogers Communications, Inc., (LIBOR USD 3 Month + 0.60%), 0.91%, 03/22/22(a)		23,755	23,911,830

Total Corporate Bonds — 37.6% (Cost: $1,739,094,553)			1,752,763,789

Foreign Agency Obligations — 0.3%

France — 0.3%
Electricite de France SA, 2.35%, 10/13/20(b)		15,100	15,130,092

Total Foreign Agency Obligations — 0.3% (Cost: $15,094,102)			15,130,092

Foreign Government Obligations — 0.3%

South Korea — 0.3%
Korea Development Bank (The), (LIBOR USD 3 Month + 0.35%), 0.74%, 02/18/23(a)		16,690	16,607,232

Total Foreign Government Obligations — 0.3% (Cost: $16,690,000)			16,607,232

		Shares

Investment Companies — 1.7%
BlackRock Liquid Environmentally Aware Fund*		77,206,499	77,283,705

Total Investment Companies — 1.7% (Cost: $77,228,041)			77,283,705

		Par (000)

Municipal Bonds — 1.0%
Connecticut State Health & Educational Facilities Authority, Series 2000A, RB, VRDN (TD Bank NA SBPA), 0.16%, 08/06/20(d)		6,000	6,000,000
Michigan Finance Authority (Trinity Health Credit Group), Series 2019-T, RB, 2.03%, 12/01/20		550	551,947
Mizuho Floater/Residual Trust:(b)(d)
Series 2020-MIZ9030, VRDN (Mizuho Capital Markets LLC LOC), 0.58%, 08/03/20		14,855	14,855,000
Series 2020-MIZ9029, VRDN (Mizuho Capital Markets LLC LOC), 0.58%, 08/03/20		7,145	7,145,000
Port Authority of New York & New Jersey, Series 2020AAA, RB, 1.09%, 07/01/23		14,140	14,320,144

Security		Par (000)	Value

Municipal Bonds (continued)
State of Connecticut, Series 2000A, GO, 3.00%, 07/01/21	USD	2,360	$2,407,908

Total Municipal Bonds — 1.0% (Cost: $45,080,629)			45,279,999

U.S. Government Sponsored Agency Securities — 0.9%

Agency Obligations — 0.9%
Federal Home Loan Mortgage Corp., 0.55%, 06/30/23		40,000	40,004,648

Total U.S. Government Sponsored Agency Securities — 0.9% (Cost: $40,000,000)			40,004,648

Total Long-Term Investments — 43.3% (Cost: $2,003,351,861)			2,017,362,688

Short-Term Securities — 56.4%

Certificates of Deposit — 20.3%

Domestic — 6.7%
Bank of Montreal:
1.25%, 01/11/21		12,000	12,055,104
(LIBOR USD 3 Month + 0.10%), 0.53%, 02/12/21(a)		9,200	9,201,439
Barclays Bank plc, (LIBOR USD 1 Month + 0.42%), 0.62%, 02/19/21(a)		11,000	11,000,094
Canadian Imperial Bank of Commerce(a):
(LIBOR USD 1 Month + 0.25%), 0.41%, 01/04/21		15,000	15,011,578
(LIBOR USD 3 Month + 0.14%), 0.40%, 07/23/21		15,000	15,000,000
(LIBOR USD 3 Month + 0.16%), 0.43%, 08/06/21		8,000	8,000,000
Credit Agricole Corporate and Investment Bank SA(a):
(LIBOR USD 3 Month + 0.27%), 0.54%, 01/11/21		13,000	13,016,163
(LIBOR USD 3 Month + 0.60%), 0.87%, 01/14/21		2,000	2,005,418
(LIBOR USD 3 Month + 0.48%), 0.79%, 09/09/21		12,000	12,036,800
Credit Industriel et Commercial SA: 0.40%, 02/26/21		12,000	12,009,983
(LIBOR USD 3 Month + 0.18%), 0.50%, 06/18/21(a)		10,000	10,001,893
DNB Bank ASA, (LIBOR USD 3 Month + 0.22%), 0.49%, 07/19/21(a)		20,000	20,028,776
DZ Bank AG, (LIBOR USD 3 Month + 0.20%), 0.59%, 02/17/22(a)		32,000	31,902,252
Goldman Sachs Bank USA, (SOFR + 0.43%), 0.53%, 02/26/21(a)		6,000	6,007,687
Kookmin Bank, (LIBOR USD 3 Month + 0.50%), 0.74%, 07/22/21(a)		10,000	9,999,999
Lloyds Bank Corporate Markets plc:
(LIBOR USD 3 Month + 0.50%), 0.80%, 09/24/20(a)		1,500	1,501,168
(LIBOR USD 3 Month + 0.52%), 0.76%, 04/26/21(a)		21,400	21,457,730
0.56%, 04/27/21		7,000	7,009,407
(LIBOR USD 3 Month + 0.55%), 0.82%, 07/19/21(a)		15,800	15,849,968
Mitsubishi UFJ Trust & Banking Corp., 0.43%, 01/27/21		4,000	4,002,994

10	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Short Obligations Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Domestic (continued)
Morgan Stanley Bank NA(a):
(US Federal Funds Effective Rate (continuous series) + 0.55%), 0.65%, 02/19/21	USD	6,200	$6,208,377
(SOFR + 0.30%), 2.15%, 08/25/21		20,000	20,012,869
Nordea Bank Abp(a):
(LIBOR USD 3 Month + 0.27%), 0.72%, 08/10/20		1,000	1,000,053
(LIBOR USD 3 Month + 0.29%), 0.83%, 02/05/21		8,000	8,010,045
(LIBOR USD 3 Month + 0.23%), 0.48%, 01/28/22		9,000	9,003,996
Sumitomo Mitsui Banking Corp.(a):
(LIBOR USD 3 Month + 0.36%), 0.66%, 04/06/21		5,350	5,359,193
(LIBOR USD 3 Month + 0.35%), 0.62%, 07/12/21		3,000	3,005,653
(LIBOR USD 3 Month + 0.35%), 0.78%, 11/12/21		5,000	4,999,999
Svenska Handelsbanken, (LIBOR USD 3 Month + 0.26%), 0.56%, 01/06/22(a)		15,500	15,502,197
Toronto-Dominion Bank, (LIBOR USD 3 Month + 0.40%), 0.66%, 04/26/21(a)		4,000	4,010,505

			314,211,340

Euro — 0.3%
Credit Industriel et Commercial SA, 1.94%, 01/08/21(e)		12,000	11,986,705

Yankee — 13.3%(f)
Banco Santander SA, New York, (LIBOR USD 3 Month + 0.16%), 0.61%, 02/11/21(a)		9,000	9,002,801
Bank of Nova Scotia, Houston(a):
(US Federal Funds Effective Rate (continuous series) + 0.45%), 0.55%, 10/23/20 - 02/08/21		13,000	13,006,945
(LIBOR USD 3 Month + 0.10%), 0.36%, 08/23/21		15,000	15,000,001
Barclays Bank plc, New York:
(LIBOR USD 1 Month + 0.48%), 0.67%, 08/10/20(a)		6,000	6,000,859
(LIBOR USD 3 Month + 0.45%), 0.73%, 10/08/20(a)		4,500	4,503,816
2.01%, 12/08/20		13,750	13,835,147
0.60%, 12/15/20		10,000	10,010,974
0.70%, 02/01/21		10,000	10,030,766
1.25%, 03/03/21		10,000	10,044,263
Bayerische Landesbank, New York(a):
(LIBOR USD 3 Month + 0.18%), 0.43%, 01/28/21		23,100	23,092,153
(LIBOR USD 3 Month + 0.47%), 1.03%, 02/03/22		25,000	25,007,494
BNP Paribas SA, New York, (LIBOR USD 3 Month + 0.25%), 0.94%, 02/01/21(a)		20,000	20,024,109
Credit Agricole Corporate and Investment Bank SA, New York(a):
(LIBOR USD 3 Month + 0.29%), 0.65%, 08/25/20		2,000	2,000,391
(LIBOR USD 3 Month + 0.40%), 0.70%, 09/24/20		1,000	1,000,629
(LIBOR USD 3 Month + 0.21%), 0.48%, 07/15/21		11,000	11,014,601
(SOFR + 0.40%), 0.50%, 11/15/21		8,000	7,974,148
Credit Industriel et Commercial SA, New York(a):
(LIBOR USD 3 Month + 0.09%), 0.36%, 04/20/21		17,000	17,001,211

Security		Par (000)	Value

Yankee (continued)
(LIBOR USD 3 Month + 0.17%), 0.48%, 06/09/21	USD	5,000	$5,001,271
Credit Suisse AG, New York:
(SOFR + 0.45%), 0.55%, 09/25/20(a)		10,000	10,005,487
1.97%, 11/20/20		2,000	2,010,194
(LIBOR USD 3 Month + 0.16%), 0.43%, 12/11/20(a)		9,000	9,004,511
(LIBOR USD 3 Month + 0.23%), 0.54%, 12/30/20(a)		5,000	5,004,283
0.50%, 04/01/21		10,000	10,008,836
(SOFR + 0.35%), 0.45%, 08/03/21(a)		10,000	9,997,009
HSBC Bank USA NA, New York, (LIBOR USD 3 Month + 0.11%), 0.67%, 02/04/21(a)		8,000	8,000,404
Kookmin Bank, New York, (LIBOR USD 3 Month + 0.37%), 1.55%, 02/17/21(a)		42,000	42,026,962
Korea Development Bank, New York, (LIBOR USD 3 Month + 0.37%), 0.64%, 07/14/21(a)		13,500	13,503,820
Lloyds Bank Corporate Markets plc, New York:
2.03%, 12/18/20		5,500	5,537,314
1.93%, 01/06/21		7,000	7,050,539
Mizuho Bank Ltd., New York, (LIBOR USD 3 Month + 0.11%), 0.43%, 12/18/20(a)		10,000	10,001,872
MUFG Bank Ltd., New York:
1.95%, 10/15/20(b)		4,000	4,014,823
1.96%, 10/15/20(b)		3,300	3,312,300
1.98%, 10/15/20(b)		2,500	2,509,422
(LIBOR USD 3 Month + 0.50%), 0.74%, 01/25/21(a)		1,000	1,001,931
(LIBOR USD 3 Month + 0.50%), 0.77%, 07/16/21(a)		5,000	5,014,252
Natixis SA, New York, 1.93%, 11/12/20		12,000	12,060,019
Nordea Bank Abp, New York(a):
(LIBOR USD 3 Month + 0.32%), 0.86%, 05/05/21		6,000	6,012,177
(LIBOR USD 3 Month + 0.26%), 0.54%, 01/07/22		9,000	9,017,877
Royal Bank of Canada, New York:
(LIBOR USD 3 Month + 0.45%), 0.71%, 04/23/21(a)		5,000	5,014,423
0.43%, 07/26/21		8,000	8,023,961
Skandinaviska Enskilda Banken AB, New York:
(LIBOR USD 3 Month + 0.15%), 0.45%, 10/02/20(a)		7,000	7,001,949
1.93%, 10/16/20		4,000	4,015,021
Standard Chartered Bank, New York, (LIBOR USD 3 Month + 0.28%), 0.78%, 11/06/20(a)		10,000	10,007,151
Sumitomo Mitsui Banking Corp., New York:
(LIBOR USD 3 Month + 0.39%), 0.82%, 02/12/21(a)		12,000	12,019,401
(LIBOR USD 3 Month + 0.36%), 0.74%, 05/13/21(a)		9,000	9,016,301
(LIBOR USD 3 Month + 0.44%), 0.75%, 09/10/21(a)		7,000	7,006,917
(LIBOR USD 3 Month + 0.38%), 0.65%, 10/12/21(a)		11,000	11,003,931
(LIBOR USD 3 Month + 0.35%), 0.89%, 11/05/21(a)		6,000	6,000,000
0.70%, 07/15/22		12,000	11,994,841
Sumitomo Mitsui Trust Bank Ltd., New York:
0.43%, 11/12/20		10,000	10,006,057
(LIBOR USD 3 Month + 0.11%), 0.42%, 12/22/20(a)		32,000	32,007,403
Svenska Handelsbanken AB, New York:
(LIBOR USD 3 Month + 0.28%), 0.59%, 09/11/20(a)		3,000	3,001,044
(LIBOR USD 3 Month + 0.15%), 0.45%, 10/02/20(a)		15,000	15,004,176

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) July 31, 2020	BlackRock Short Obligations Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Yankee (continued)
(LIBOR USD 1 Month + 0.25%), 0.41%, 01/04/21(a)	USD	15,000	$15,010,729
(LIBOR USD 3 Month + 0.11%), 0.43%, 06/16/21(c)		5,000	5,001,735
Toronto-Dominion Bank, New York:
0.43%, 07/28/21 - 08/03/21		20,000	20,020,139
0.40%, 08/16/21		8,000	8,005,054
(LIBOR USD 3 Month + 0.10%), 0.38%, 08/24/21(a)		15,000	14,999,997
UBS AG, Stamford, 1.38%, 04/16/21		10,000	10,066,416
Westpac Banking Corp., New York, (LIBOR USD 3 Month + 0.15%), 0.46%, 12/09/20(a)		15,000	15,007,868

			617,880,125

Total Certificates of Deposit — 20.3% (Cost: $942,923,510)			944,078,170

Commercial Paper — 31.0%
Amcor Finance USA, Inc., 0.15%, 08/06/20(e)		15,900	15,899,724
American Electric Power Co., Inc., 0.35%, 08/10/20(e)		13,500	13,499,329
American Honda Finance Corp.(e):
0.60%, 09/04/20		23,750	23,740,002
0.68%, 10/21/20		36,500	36,452,444
0.40%, 11/24/20		15,700	15,670,001
American Water Capital Corp., 0.15%, 08/04/20(e)		3,000	2,999,887
ANZ New Zealand Int’l Ltd., 0.34%, 07/23/21		10,000	10,000,000
AT&T, Inc.(e):
1.51%, 08/04/20		6,730	6,729,858
1.38%, 09/01/20		13,000	12,999,827
1.11%, 10/01/20		15,000	14,995,427
Barclays Bank plc, 1.85%, 01/28/21(b)(e)		3,000	2,995,762
BASF SE(e):
1.91%, 08/04/20		17,000	16,999,781
1.71%, 08/07/20		20,000	19,999,417
0.48%, 09/01/20 - 09/15/20		18,000	17,993,303
1.71%, 09/14/20		15,000	14,993,812
Bedford Row Funding Corp., 1.16%, 04/12/21(e)		10,000	9,974,996
Bell Canada, Inc., 0.32%, 09/03/20(e)		5,500	5,498,052
BP Capital Markets plc, 1.77%, 08/05/20(e)		15,000	14,999,548
BPCE SA(e):
1.06%, 12/01/20		12,000	11,990,488
2.04%, 12/23/20		10,000	9,990,052
0.40%, 06/16/21		4,000	3,986,489
0.47%, 07/01/21		10,000	9,963,801
Brookfield BRP Canada Corp., 0.52%, 09/22/20(e)		5,000	4,998,057
Brookfield Brp Europe Holdings Bermuda Ltd., 0.58%, 09/29/20(e)		4,500	4,497,900
Brookfield Renewable Partners LP(e):
0.52%, 08/04/20		6,000	5,999,873
0.53%, 09/08/20		7,750	7,748,061
Caisse d’Amortissement de la Dette Sociale(b)(e):
0.48%, 06/15/21		18,000	17,940,825
0.37%, 07/23/21		6,000	5,977,494
Cargill, Inc., 1.26%, 10/13/20(e)		10,000	9,996,629
Coca-Cola Co. (The)(e):
1.21%, 09/24/20		6,000	5,998,652
1.63%, 02/11/21		10,000	9,991,875
Collateralized Commercial Paper FLEX Co. LLC, (LIBOR USD 3 Month + 0.12%), 0.40%, 01/08/21(a)		5,000	5,000,430
Daimler Finance North America LLC, 0.65%, 10/13/20(e)		10,250	10,243,511

Security		Par (000)	Value

Commercial Paper (continued)
Dallas FT Worth Protective Services Pllc:
0.65%, 08/28/20 - 09/08/20	USD	15,250	$15,250,875
DBS Bank Ltd., 0.40%, 04/01/21(e)		10,000	9,978,311
Duke Energy Corp.(e):
0.11%, 08/03/20		33,368	33,367,658
0.14%, 08/05/20		39,500	39,499,281
DuPont de Nemours, Inc., 0.35%, 09/03/20(e)		7,075	7,073,510
Electricite de France SA(e):
0.46%, 09/10/20		10,000	9,997,312
0.45%, 10/05/20		20,000	19,989,294
Enbridge Energy Partners LP(e):
0.30%, 08/20/20		8,500	8,499,164
0.80%, 09/14/20		12,000	11,996,325
GlaxoSmithKline LLC, 1.00%, 09/01/20(e)		9,850	9,845,421
Henkel of America, Inc., 0.45%, 02/05/21(e)		9,640	9,627,246
Hitachi America Capital Ltd., 0.20%, 08/06/20(e)		65,000	64,998,201
Hitachi Capital America Corp.(e):
0.30%, 08/03/20		10,000	9,999,872
0.34%, 08/04/20		17,000	16,999,704
0.27%, 08/19/20		15,400	15,398,594
HSBC Bank plc(a):
(LIBOR USD 3 Month + 0.23%), 0.50%, 10/13/20		7,000	7,003,400
(LIBOR USD 1 Month + 0.29%), 0.46%, 12/30/20		15,000	15,005,711
(LIBOR USD 3 Month + 0.26%), 0.57%, 06/09/21		10,000	10,005,086
(LIBOR USD 3 Month + 0.22%), 0.49%, 07/20/21		9,000	8,999,999
HSBC USA, Inc., 0.55%, 12/23/20(e)		7,000	6,993,600
ING US Funding LLC:
(LIBOR USD 3 Month + 0.15%), 0.46%, 09/14/20(c)		10,000	10,002,276
(LIBOR USD 3 Month + 0.17%), 0.48%, 09/23/20(a)		10,000	10,003,054
(LIBOR USD 3 Month + 0.20%), 0.47%, 10/19/20(a)		5,000	5,001,899
La Fayette Asset Securitization LLC, 0.42%, 01/19/21(e)		11,500	11,483,956
LVMH Moet Hennessy Louis Vuitton SE:
0.00%, 12/17/20		37,000	36,963,714
0.38%, 07/19/21 - 07/27/21(e)		33,400	33,271,204
Macquarie Bank Ltd., (LIBOR USD 3 Month + 0.07%), 0.46%, 02/16/21(a)		10,000	9,997,309
Mizuho Bank Ltd., 0.33%, 02/10/21(e)		7,000	6,988,532
Mont Blanc Capital Corp., 0.26%, 11/04/20(e)		10,000	9,993,760
National Australia Bank Ltd.:
(LIBOR USD 3 Month + 0.12%), 0.43%, 12/09/20(a)		15,000	15,005,245
(LIBOR USD 3 Month + 0.12%), 0.40%, 07/08/21(c)		8,000	7,999,901
Nissan Motor Acceptance Corp., 1.94%, 11/04/20(e)		10,000	9,904,480
Nutrien Ltd, 0.55%, 09/17/20(e)		21,540	21,532,763
Nutrien Ltd.(e):
0.55%, 08/11/20		11,000	10,999,244
0.35%, 09/01/20		7,250	7,248,614
0.45%, 10/01/20 - 10/02/20		38,000	37,981,175
0.50%, 11/05/20		10,000	9,990,138
Omnicom Capital, Inc., 0.25%, 08/12/20(e)		5,000	4,999,715
Ontario Power Generation, Inc.(b)(e):
0.28%, 08/06/20		8,000	7,999,547
0.45%, 09/25/20		7,000	6,995,677
Oversea-Chinese Banking Corp. Ltd., (LIBOR USD 3 Month + 0.09%), 0.45%, 08/26/20(a)		7,000	7,000,598

12	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Short Obligations Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Commercial Paper (continued)
Royal Bank of Canada:
(SOFR + 0.40%), 0.50%, 10/02/20(a)	USD	1,500	$1,500,778
0.65%, 05/03/21(e)		8,000	7,987,549
Salisbury Receivables Co. LLC, (SOFR + 0.30%), 0.40%, 02/19/21(a)		13,000	13,003,071
Shell International Finance BV(e):
1.16%, 02/26/21		8,000	7,983,200
0.50%, 06/09/21		21,200	21,108,208
0.52%, 06/22/21		25,000	24,886,126
0.40%, 07/08/21		10,000	9,951,550
Societe Generale SA(a):
(LIBOR USD 1 Month + 0.38%), 0.57%, 08/20/20		5,000	5,001,127
(LIBOR USD 3 Month + 0.33%), 0.65%, 06/08/21		13,000	13,005,488
Starbird Funding Corp., 1.10%, 08/14/20(e)		5,000	4,999,737
Suncor Energy, Inc.(e):
1.84%, 08/18/20		12,000	11,998,980
0.95%, 09/08/20		13,500	13,496,622
0.68%, 09/16/20		5,360	5,358,251
0.55%, 10/05/20 - 10/06/20		24,700	24,686,667
0.53%, 10/08/20		5,000	4,997,144
Svenska Handelsbanken AB, 1.94%, 10/16/20(e)		8,000	7,997,382
Swedbank AB(e):
0.33%, 10/19/20		20,000	19,992,755
0.30%, 04/15/21		10,000	9,981,152
Telstra Corp. Ltd.(e):
0.82%, 09/28/20		12,750	12,742,707
1.28%, 12/21/20		21,240	21,205,662
Toyota Motor Credit Corp., 0.35%, 01/14/21(e)		20,000	19,973,373
TransCanada PipeLine USA Ltd.(e):
0.30%, 08/24/20		6,000	5,999,240
0.32%, 09/08/20		5,500	5,498,624
TransCanada PipeLines Ltd.:
0.32%, 09/01/20 - 09/03/20(e)		27,800	27,794,497

Security		Par (000)	Value

Commercial Paper (continued)
UBS AG:
(LIBOR USD 3 Month + 0.18%), 0.48%, 06/23/21(a)	USD	12,000	$12,001,536
(LIBOR USD 3 Month + 0.17%), 0.44%, 07/09/21(c)		8,000	7,999,999
Versailles Commercial Paper LLC, 1.16%, 08/19/20(b)(e)		15,000	14,998,836
VW Credit, Inc.(e):
1.89%, 08/10/20		7,000	6,999,652
1.85%, 08/14/20		9,200	9,199,413
2.04%, 01/29/21		18,500	18,443,696
Walt Disney Co. (The)(e):
1.86%, 09/09/20		7,000	6,998,421
0.48%, 02/19/21		10,000	9,976,260
Western Union Co. (The)(e):
0.28%, 08/03/20		36,100	36,099,326
0.30%, 08/07/20		30,500	30,498,399

Total Commercial Paper — 31.0% (Cost: $1,446,124,676)			1,447,022,100

		Shares

Money Market Funds — 1.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.08%(g)*		73,350,982	73,350,982

Total Money Market Funds — 1.6% (Cost: $73,350,982)			73,350,982

Total Repurchase Agreements — 3.5% (Cost: $162,500,000)			162,500,000

Total Short-Term Securities — 56.4% (Cost: $2,624,899,168)			2,626,951,252

Total Investments — 99.7% (Cost: $4,628,251,029)			4,644,313,940

Other Assets Less Liabilities — 0.3%			16,309,312

Net Assets — 100.0%			$4,660,623,252

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is the rate in effect as of period end.
(d)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(e)	Rates are the current rate or a range of current rates as of period end.
(f)	Issuer is a U.S. branch of a foreign domiciled bank.
(g)	Annualized 7-day yield as of period end.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the year ended July 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 07/31/19	Shares Purchased	Shares Sold	Shares Held at 07/31/20	Value at 07/31/20	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	189,379	73,161,603	—	73,350,982	$73,350,982	$120,513	$—		$—
BlackRock Liquid Environmentally Aware Fund	—	77,206,499	—	77,206,499	77,283,705	248,764	—		55,664

					$150,634,687	$369,277	$—		$55,664

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) July 31, 2020	BlackRock Short Obligations Fund

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Repurchase Agreements

	Repurchase Agreements							Collateral

Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value

Bank of America Securities, Inc.	0.69	%(a)	07/31/20	09/17/20	$1,000	$1,000	$ 1,000,920	U.S. Government Sponsored Agency Obligation, 0.51%, due 09/30/20	$ 1,048,963	$ 1,050,001
	0.79	(a)	07/31/20	10/07/20	4,000	4,000	4,005,969	U.S. Government Sponsored Agency Obligation, 0.51%, due 09/30/20	4,195,850	4,200,000

Total Bank of America Securities, Inc.						$5,000				$ 5,250,001

Citigroup Global Markets, Inc.	0.56	(a)	07/31/20	10/04/20	16,000	16,000	16,016,279	Corporate/Debt Obligations, 2.44% to 7.31%, due 04/01/34 to 06/01/52	13,617,801	17,120,001
	0.61	(a)	07/31/20	11/03/20	6,000	6,000	6,009,668	Corporate/Debt Obligations, 2.44% to 7.31%, due 04/01/34 to 12/01/49	5,384,565	6,420,001

Total Citigroup Global Markets, Inc.						$22,000				$ 23,540,002

Credit Suisse Securities USA LLC	0.80	(a)	07/31/20	11/06/20	27,000	27,000	27,058,708	Corporate/Debt Obligations, 0.36% to 5.39%, due 07/25/34 to 07/24/47	295,796,676	31,050,000

JP Morgan Securities LLC	0.69		05/13/20	08/13/20	28,000	28,000	28,049,374	Corporate/Debt Obligations, 0.31% to 5.25%, due 03/01/22 to 11/25/58	184,156,900	29,965,164

Mizuho Securities USA LLC	0.71	(a)	07/31/20	09/07/20	3,500	3,500	3,502,627	U.S. Treasury Obligation, 2.38%, due 05/15/27	3,135,600	3,570,067
	0.81	(a)	07/31/20	11/02/20	14,000	14,000	14,029,633	U.S. Treasury Obligation, 2.50%, due 02/28/26	12,604,000	14,280,080
	1.12		06/25/20	03/22/21	25,000	25,000	25,210,000	Corporate/Debt Obligations, 0.27% to 6.90%, due 06/25/33 to 07/15/39	125,320,338	28,750,000

Total Mizuho Securities USA LLC						$42,500				$ 46,600,147

Wells Fargo Securities LLC	0.54		06/01/20	08/24/20	4,000	4,000	4,005,040	Corporate/Debt Obligations, 2.93% to 5.75%, due 03/10/26 to 04/15/26	3,952,657	4,280,000
	0.54		06/01/20	08/24/20	4,000	4,000	4,005,040	Corporate/Debt Obligations, 5.43% to 7.78%, due 01/01/29 to 01/01/44	4,182,453	4,600,001
	0.57		05/26/20	08/19/20	12,000	12,000	12,016,150	U.S. Government Sponsored Agency Obligation, 0.25%, due 09/08/20	12,596,871	12,600,000

14	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2020	BlackRock Short Obligations Fund

	Repurchase Agreements						Collateral

Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value

	0.75%	07/01/20	09/15/20	$18,000	$18,000	$ 18,028,500	Corporate/Debt Obligations, 3.01% to 3.77%, due 12/12/30 to 10/10/32	$ 19,104,847	$ 19,260,001

Total Wells Fargo Securities LLC					$38,000				$ 40,740,002

					$162,500				$ 177,145,316

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$70,293,223	$—	$70,293,223
Corporate Bonds	—	1,752,763,789	—	1,752,763,789
Foreign Agency Obligations	—	15,130,092	—	15,130,092
Foreign Government Obligations	—	16,607,232	—	16,607,232
Investment Companies	77,283,705	—	—	77,283,705
Municipal Bonds	—	45,279,999	—	45,279,999
U.S. Government Sponsored Agency Securities	—	40,004,648	—	40,004,648
Short-Term Securities:
Certificates of Deposit	—	944,078,170	—	944,078,170
Commercial Paper	—	1,447,022,100	—	1,447,022,100
Money Market Funds	73,350,982	—	—	73,350,982
Repurchase Agreements	—	162,500,000	—	162,500,000

	$150,634,687	$4,493,679,253	$—	$4,644,313,940

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	15

Statement of Assets and Liabilities

July 31, 2020

BlackRock Short Obligations Fund

ASSETS
Investments at value — unaffiliated (cost — $4,315,172,006)	$4,331,179,253
Investments at value — affiliated (cost — $150,579,023)	150,634,687
Cash	5,079,505
Repurchase agreements at value (cost — $162,500,000)	162,500,000
Receivables:
Capital shares sold	38,106,714
Dividends — affiliated	30,422
Interest — unaffiliated	10,418,915
From the Manager	104
Prepaid expenses	219,623

Total assets	4,698,169,223

LIABILITIES
Payables:
Investments purchased	10,000,000
Administration fees	207,981
Capital shares redeemed	25,428,570
Income dividend distributions	24,341
Investment advisory fees	552,521
Trustees’ and Officer’s fees	12,938
Other affiliate fees	919
Service and distribution fees	538,022
Other accrued expenses	780,679

Total liabilities	37,545,971

NET ASSETS	$4,660,623,252

NET ASSETS CONSIST OF
Paid-in capital	$4,646,171,110
Accumulated earnings	14,452,142

NET ASSETS	$4,660,623,252

NET ASSET VALUE
Institutional — Based on net assets of $1,951,913,549 and 193,918,287 shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$10.07

Investor A — Based on net assets of $2,585,292,207 and 256,978,999 shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$10.06

Class K — Based on net assets of $123,417,496 and 12,242,246 shares outstanding, unlimited number of shares authorized, par value $0.001 per share	$10.08

See notes to financial statements.

16	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended July 31, 2020

BlackRock Short Obligations Fund

INVESTMENT INCOME
Dividends — affiliated	$369,277
Interest — unaffiliated	70,351,028

Total investment income	70,720,305

EXPENSES
Investment advisory	8,651,165
Service — class specific	5,040,309
Transfer agent — class specific	1,889,338
Administration	1,341,186
Administration — class specific	717,552
Registration	594,433
Custodian	94,360
Accounting services	88,536
Trustees and Officer	39,984
Professional	35,987
Printing and postage	28,633
Miscellaneous	68,150

Total expenses	18,589,633
Less:
Administration fees waived — class specific	(203,141)
Fees waived and/or reimbursed by the Manager	(3,764,827)
Transfer agent fees waived and/or reimbursed — class specific	(224,253)

Total expenses after fees waived and/or reimbursed	14,397,412

Net investment income	56,322,893

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from investments	(1,427,089)
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	55,664
Investments — unaffiliated	12,407,341

12,463,005

Net realized and unrealized gain	11,035,916

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$67,358,809

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statements of Changes in Net Assets

	BlackRock Short Obligations Fund

	Year Ended July 31,

	2020	2019

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$56,322,893	$21,585,928
Net realized gain (loss)	(1,427,089)	101,020
Net change in unrealized appreciation (depreciation)	12,463,005	3,814,620

Net increase in net assets resulting from operations	67,358,809	25,501,568

DISTRIBUTIONS TO SHAREHOLDERS (a)
Institutional	(25,084,869)	(10,836,451)
Investor A	(29,776,484)	(8,354,874)
Class K	(1,813,673)	(2,487,319)

Decrease in net assets resulting from distributions to shareholders	(56,675,026)	(21,678,644)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	2,263,522,243	2,228,911,866

NET ASSETS
Total increase in net assets	2,274,206,026	2,232,734,790
Beginning of year	2,386,417,226	153,682,436

End of year	$4,660,623,252	$2,386,417,226

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

18	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Short Obligations Fund
	Institutional
	Year Ended July 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$10.02		$9.99		$10.03		$10.02		$10.00

Net investment income (a)	0.17		0.26		0.18		0.12		0.08
Net realized and unrealized gain (loss)	0.06		0.03		(0.05)		0.01		0.02

Net increase from investment operations	0.23		0.29		0.13		0.13		0.10

Distributions (b)
From net investment income	(0.18)		(0.26)		(0.17)		(0.12)		(0.08)
From net realized gain	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)	(0.00	)(c)

Total distributions	(0.18)		(0.26)		(0.17)		(0.12)		(0.08)

Net asset value, end of year	$10.07		$10.02		$9.99		$10.03		$10.02

Total Return (d)
Based on net asset value	2.28%		2.96%		1.34%		1.30%		0.98%

Ratios to Average Net Assets
Total expenses	0.43%		0.45%		0.60%		0.54%(e)		0.58%(e)

Total expenses after fees waived and/or reimbursed	0.30%		0.26%		0.28%		0.24%		0.13%

Net investment income	1.69%		2.59%		1.75%		1.17%		0.79%

Supplemental Data
Net assets, end of year (000)	$1,951,914		$1,117,218		$70,512		$38,160		$16,945

Portfolio turnover rate	40%		18%		87%		140%		184%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short Obligations Fund
	Investor A
	Year Ended July 31,				Period from
					03/09/18 (a)
	2020		2019		to 07/31/18

Net asset value, beginning of period	$10.01		$9.99		$9.99

Net investment income (b)	0.15		0.24		0.07
Net realized and unrealized gain	0.06		0.02		0.00 (c)

Net increase from investment operations	0.21		0.26		0.07

Distributions (d)
From net investment income	(0.16)		(0.24)		(0.07)
From net realized gain	(0.00	)(e)	(0.00	)(e)	—

Total distributions	(0.16)		(0.24)		(0.07)

Net asset value, end of period	$10.06		$10.01		$9.99

Total Return (f)
Based on net asset value	2.08%		2.63%		0.73%(g)

Ratios to Average Net Assets
Total expenses	0.59%		0.64%		0.78%(h)(i)

Total expenses after fees waived and/or reimbursed	0.49%		0.47%		0.42%(i)

Net investment income	1.47%		2.37%		1.87%(i)

Supplemental Data
Net assets, end of period (000)	$2,585,292		$1,136,936		$621

Portfolio turnover rate	40%		18%		87%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.84%
(i)	Annualized.

See notes to financial statements.

20	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short Obligations Fund
	Class K (a)
	Year Ended July 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of year	$10.04		$10.01		$10.04		$10.03		$10.01

Net investment income (b)	0.18		0.26		0.18		0.12		0.08
Net realized and unrealized gain (loss)	0.05		0.04		(0.03)		0.01		0.02

Net increase from investment operations	0.23		0.30		0.15		0.13		0.10

Distributions (c)
From net investment income	(0.19)		(0.27)		(0.18)		(0.12)		(0.08)
From net realized gain	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)

Total distributions	(0.19)		(0.27)		(0.18)		(0.12)		(0.08)

Net asset value, end of year	$10.08		$10.04		$10.01		$10.04		$10.03

Total Return (e)
Based on net asset value	2.28%		3.02%		1.52%		1.35%		1.01%

Ratios to Average Net Assets
Total expenses	0.33%		0.45%		0.53%		0.50%(f)		0.55%(f)

Total expenses after fees waived and/or reimbursed	0.20%		0.20%		0.20%		0.17%		0.10%

Net investment income	1.84%		2.64%		1.78%		1.22%		0.79%

Supplemental Data
Net assets, end of year (000)	$123,417		$132,264		$82,549		$98,882		$31,918

Portfolio turnover rate	40%		18%		87%		140%		184%

(a) On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.

(b) Based on average shares outstanding.

(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d) Amount is greater than $(0.005) per share.

(e) Where applicable, assumes the reinvestment of distributions.

(f) Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	21

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Short Obligations Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional Shares	No	No		None
Investor A Shares	No	No	(a)	None
Investor K Shares	No	No		None

(a)

Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) upon redemption of shares received in an exchange transaction for Investor A Shares of a fund advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates where no initial sales charge was paid at the time of purchase of such fund.

The Fund, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: The Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis beginning with the fiscal period ended July 31, 2020. The adjusted cost basis of securities at July 31, 2019 is $2,394,203,213.

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value (“NAV”) of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or

22	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks.

Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements   (continued)

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Repurchase agreements may be traded bilaterally, in a tri-party arrangement or may be centrally cleared through a sponsoring agent. Subject to the custodial undertaking associated with a tri-party repurchase arrangement and for centrally cleared repurchase agreements, a third party custodian maintains accounts to hold collateral for the fund and its counterparties. Typically, the fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, the fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the fund would recognize a liability with respect to such excess collateral. The liability reflects the fund’s obligation under bankruptcy law to return the excess to the counterparty.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.25%
$1 Billion — $3 Billion	0.24
$3 Billion — $5 Billion	0.23
$5 Billion — $10 Billion	0.22
Greater than $10 Billion	0.21

Service Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Service Fees
Investor A	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Fund. The ongoing service fees compensate BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the year ended July 31, 2020, the class specific service fees borne directly by Investor A Shares of the Fund were $5,040,309.

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended July 31, 2020, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	$295,051
Investor A	402,841
Class K	19,660
$717,552

24	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2020, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended July 31, 2020, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$2,937
Class K	132

$3,069

For the year ended July 31, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	$1,512,150
Investor A	375,330
Class K	1,858

$1,889,338

Other Fees: For the year ended July 31, 2020, affiliates received CDSCs of $13,402 for Investor A Shares.

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through November 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. Prior to November 27, 2019, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended July 31, 2020, the amount waived was $61,488.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through November 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended July 31, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Manager contractually and/or voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Contractual (a)	Voluntary (b)

Institutional	0.35%	0.30%
Investor A	0.60	0.50
Class K	0.30	0.20

(a)

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement through November 30, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund.

(b)	The voluntary waiver or reimbursement may be reduced or discontinued at any time without notice.

For the year ended July 31, 2020, the Manager waived and/or reimbursed $3,703,339 which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

These amounts waived and/or reimbursed are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the year ended July 31, 2020, class specific expense waivers and/or reimbursements were as follows:

Administration Fees Waived

Institutional	$ 170,654
Investor A	12,827
Class K	19,660

$ 203,141

Transfer Agent Fees Waived and/or Reimbursed

Institutional	$ 220,017
Investor A	2,378
Class K	1,858

$ 224,253

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements   (continued)

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective December 1, 2019, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses was terminated.

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on December 1, 2019:

Fund Level	$1,128,427
Institutional	357,110
Investor A	1,978
Class K	45,116

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission “SEC”, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended July 31, 2020, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the year ended July 31, 2020, purchases and sales of investments, including paydowns and excluding short-term securities, were $1,985,154,224 and $771,968,117, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2020. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of July 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	07/31/20	07/31/19

Ordinary income	$56,675,026	$21,672,913
Long-term capital gains	—	5,731

	$56,675,026	$21,678,644

26	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements   (continued)

As of period end, the tax components of accumulated earnings (loss) were as follows:

Undistributed ordinary income	$179,089
Non-expiring capital loss carryforwards (a)	(1,573,281)
Net unrealized gains (losses) (b)	15,846,334

$14,452,142

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the amortization methods for premiums on fixed income securities.

As of July 31, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$4,628,467,606

Gross unrealized appreciation	$16,596,277
Gross unrealized depreciation	(749,943)

Net unrealized appreciation (depreciation)	$15,846,334

8.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2020, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements   (continued)

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 07/31/20		Year Ended 07/31/19
	Shares	Amount	Shares	Amount
Institutional
Shares sold	294,261,492	$2,950,805,858	142,508,870	$1,425,362,403
Shares issued in reinvestment of distributions	2,499,344	25,062,863	1,079,202	10,802,669
Shares redeemed	(214,371,441)	(2,145,901,351)	(39,114,775)	(391,440,840)
Net increase	82,389,395	$829,967,370	104,473,297	$1,044,724,232
Investor A
Shares sold	360,194,829	$3,611,457,406	144,973,662	$1,449,924,963
Shares issued in reinvestment of distributions	2,963,048	29,694,251	833,852	8,343,868
Shares redeemed	(219,708,613)	(2,198,615,512)	(32,339,935)	(323,530,598)
Net increase	143,449,264	$1,442,536,145	113,467,579	$1,134,738,233
Class K
Shares sold	15,451,221	$155,548,278	23,094,460	$231,354,214
Shares issued in reinvestment of distributions	133,746	1,343,227	186,813	1,872,728
Shares redeemed	(16,522,352)	(165,872,777)	(18,345,855)	(183,777,541)
Net increase (decrease)	(937,385)	$(8,981,272)	4,935,418	$49,449,401
Total Net Increase	224,901,274	$2,263,522,243	222,876,294	$2,228,911,866

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

28	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

BlackRock FundsSM and Shareholders of BlackRock Short Obligations Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Short Obligations Fund (one of the funds constituting BlackRock FundsSM, referred to hereafter as the “Fund”) as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statements of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

Important Tax Information   (unaudited)

For the fiscal year ended July 31, 2020, the Fund hereby designates the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund	Interest-Related Dividends

BlackRock Short Obligations Fund	$ 25,107,901

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	29

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock FundsSM (the “Trust”) met on April 7, 2020 (the “April Meeting”) and May 11-13, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of Short Obligations Fund (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and

30	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the second quartile against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	31

Disclosure of Investment Advisory Agreement  (continued)

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock has voluntarily agreed to a cap to further limit the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

32	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During the Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	36 RICs consisting of 155 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	36 RICs consisting of 155 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019.	36 RICs consisting of 155 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	36 RICs consisting of 155 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	36 RICs consisting of 155 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/ Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	36 RICs consisting of 155 Portfolios	None
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	36 RICs consisting of 155 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	36 RICs consisting of 155 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

TRUSTEE AND OFFICER INFORMATION	33

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During the Past Five Years
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	36 RICs consisting of 155 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	36 RICs consisting of 155 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	36 RICs consisting of 155 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	36 RICs consisting of 155 Portfolios	None

34	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During the Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	122 RICs consisting of 265 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015); President (Since 2018) and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	123 RICs consisting of 266 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

TRUSTEE AND OFFICER INFORMATION	35

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds from 2019 to 2020; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodians

JPMorgan Chase Bank, N.A.

New York, NY 10179

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

36	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	37

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

38	2020 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

USD	United States Dollar

Portfolio Abbreviations

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

LOC	Letter of Credit

RB	Revenue Bonds

SBPA	Stand-by-Bond Purchase Agreement

SOFR	Secured Overnight Financing Rate

VRDN	Variable Rate Demand Notes

GLOSSARY OF TERMS USED IN THIS REPORT	39

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SHORTS-7/20-AR

Item 2 –

Code of Ethics -- The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Pricewaterhouse Coopers (“PwC”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Short Obligations Fund	$23,300	$23,300	$0	$0	$0	$0	$0	$0

The following table presents fees billed by PwC that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Short Obligations Fund	$0	$0

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock FundsSM

Date: October 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock FundsSM

Date: October 2, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock FundsSM

Date: October 2, 2020